Goodwill and Intangible assets	6 Months Ended
Jun. 30, 2023
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Goodwill and Intangible assets
2.5.8	Goodwill and Intangible assets

	As at June 30,	As at December 31,
(€‘000)	2023	2022

Goodwill	—	—
Oncyte In-process research and development (‘IPR&D’)	—	—
C-Cathez development costs	375	408
Patents, licenses and trademarks	237	456
Software	33	—

Total Goodwill and Intangible assets	645	864

The variance on the total intangible assets as of June 30, 2023, compared to December 31, 2022, resulted primarily from the regular amortization of C-Cath ez
development costs and the Group’s patents, licenses and trademarks.
Goodwill and IPR&D resulted from the purchase price allocation exercise performed for the acquisition of Oncyte LLC in 2015. Goodwill and IPR&D are not amortized but tested for impairment. As of December 31, 2022, due to the early stage of the implementation of the new strategy and the fact no firm sublicence contract nor collaboration contract was concluded as of December 31, 2022, Management had to recognize that significant uncertainty exist on the timing and amount of the new strategy outcomes and therefore had to conclude that the possibility of any inflow was remote regarding accounting standards definition. Therefore, Management recognized a full impairment loss on the remaining value of the goodwill, IPR&D and Horizon Discovery’s shRNA platform. This accounting conclusion, which reflected a picture of the situation at December 31, 2022, doesn’t affect the Management’s commitment to continue the exploitation of these IPs in its new strategy.
As soon as a future event (such as a firm sublicense or collaboration contract) will increase the probability of revenue, indicating that the probability is more than remote and consequently that the recognized impairment losses may no longer exist or may have decreased, the Group will estimate the cash-generating unit’s recoverable amount. The reversal will be limited so that the carrying amount of the asset does not exceed its recoverable amount. An impairment loss recognized on goodwill is however not reversed in a subsequent period. As of June 30, 2023, Management has determined that there have been no event that increase the probability of revenue, indicating that the probability is more than remote such as there is no reversal of the impairment loss to be recognized.
The capitalized development costs relate to the development of
C-Cathez.
The development costs of
C-Cathez
were capitalized in May 2012 and are being amortized until 2029. No other development costs have been capitalized to date. All other programs’
(C-Cure,
CYAD-01,
CYAD-02,
CYAD-101,
CYAD-211…)
related development costs have been assessed as not being eligible for capitalization and have therefore been recognized in the income statement as research and development expenses. Software is amortized over a period of
3
to 5 years.
Patents, licenses and trademarks, mainly relate to the following items:

•
Exclusive Agreement for Horizon Discovery’s shRNA Platform to develop next-generation allogenic CAR T Therapies acquired for €
0.9
million at the end of December 2018. Since acquisition, the Company capitalized milestone payments for a total amount of €
0.3
million. This patent is being amortized over the remaining intellectual property protection of 20 years, with the first patent application filed in 2008. As of December 31, 2022, Management recognized a full impairment loss on the remaining value of the Horizon Discovery’s shRNA platform; and

•
An intangible asset capitalized in January 2022 for $
1.0
 million (€
0.9
million), reflecting the Group’s opportunity to explore new partnership for the
C-Cathez,
which is being amortized over a period of
2 years
.